UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2011
ARGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31756	13-1947195

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Church Street, Suite 201, Rockville, MD	20850

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: : (301) 315-0027
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.
On March 11, 2011, Vitarich Laboratories, Inc. (“Vitarich”), a Delaware corporation and a wholly-owned subsidiary of Argan, Inc., a Delaware corporation (“Argan”), completed the sale of its assets (the “Asset Sale”) to NBTY Florida, Inc., a Delaware corporation (“NBTY”), pursuant to the terms of an Asset Purchase Agreement dated March 11, 2011, among Vitarich, NBTY and Argan. The Asset Sale was consummated for an aggregate cash purchase price of up to $3,100,000 and the assumption by NBTY of certain trade payables and accrued expenses of Vitarich. There is no material relationship between Vitarich or any of its affiliates and NBTY other than in respect of the Asset Purchase Agreement.
Of the cash purchase price, $800,000 was paid at closing and the remaining $2,300,000 was placed into escrow. Vitarich will be paid from the escrow amount (i) the cost of all closing inventory sold, used or consumed within nine months of the closing, and (ii) the amounts of all accounts receivable of Vitarich that are collected by September 30, 2011. After September 30, 2011, all uncollected accounts receivable will be returned to Vitarich. At the end of nine months of the closing, all money still held in the escrow account will be returned to NBTY.
The foregoing summary of the Asset Sale does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement pursuant to which the Asset Sale was completed. A copy of Argan’s press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
(d) Exhibits.

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated March 11, 2011, by and among Argan, Inc., NBTY Florida, Inc. and Vitarich Laboratories, Inc.

10.2	Escrow Agreement, dated March 11, 2011, by and among NBTY Florida, Inc., Vitarich Laboratories, Inc., Farrell Fritz, P.C. and Argan, Inc.

99.1	Argan, Inc., Press Release, issued March 14, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGAN, INC.
Date: March 17, 2011	By:	/s/ Arthur Trudel
Arthur Trudel
Senior Vice President and Chief Financial Officer

ARGAN, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
The following unaudited pro forma condensed consolidated financial statements and related notes are presented to show the effects of the sale of substantially all of the assets of Vitarich Laboratories, Inc. (“VLI”), a wholly-owned subsidiary of Argan, Inc. (“Argan”), to NBTY Florida, Inc. (“NBTY”).
On the date of the closing of the sale, March 11, 2011, VLI received cash proceeds in the amount of $800,000. Certain accounts payable and a limited amount of accrued expenses, in the total amount of $685,000, were assumed by NBTY.
The asset purchase agreement provides for contingent consideration of up to $2,300,000 which was placed in escrow. Amounts shall be released to VLI on a quarterly basis as acquired inventory quantities are sold, used or consumed and acquired accounts receivable balances are collected. All remaining uncollected accounts receivable amounts as of September 30, 2011 shall be returned to VLI. In December 2011, the balance of the escrowed funds shall be returned to NBTY. The amount of the contingent consideration is not included in the pro forma financial statements because it cannot be assured that all conditions for receipt of the amounts will be achieved.
The pro forma condensed consolidated statements of operations for the years ended January 31, 2010 and 2009 are presented to show the net income as if the sale of the assets of VLI occurred on February 1, 2009 and February 1, 2008, respectively. The pro forma condensed consolidated statements of operations for the nine months ended October 31, 2010 and 2009 are presented to show the net income as if the sale of the assets of VLI occurred on February 1, 2010 and February 1, 2009, respectively. The pro forma condensed consolidated balance sheet is based on the assumption that the sale of the assets of VLI occurred on October 31, 2010.
Pro forma data is based on assumptions and include adjustments as explained in the notes to the unaudited pro forma condensed consolidated financial statements. The pro forma data are not necessarily indicative of the financial results that would have been attained had the sale of the assets of VLI occurred on the dates referenced above and should not be viewed as indicative of operations in future periods. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the notes thereto, Argan’s Annual Report on Form 10-K for the year ended January 31, 2010 and Argan’s quarterly report on Form 10-Q for the quarter ended October 31, 2010.

ARGAN, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(In thousands)

	Historical	Pro		Pro Forma
	October 31,	Forma		October 31,
	2010	Adjustments(1)		2010

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$76,420	$993	(2)	$77,413
Accounts receivable, net	22,684	(1,541)		21,143
Costs and estimated earnings in excess of billings	4,902	—		4,902
Inventories, net	1,130	(1,054)		76
Current deferred tax assets	2,223	(1,352)		871
Other current assets	2,303	(44)		2,259

TOTAL CURRENT ASSETS	109,662	(2,998)		106,664
Property and equipment, net	1,596	—		1,596
Goodwill	18,476	—		18,476
Intangible and other assets, net	3,055	(36)		3,019
Deferred tax assets	1,506	(430)		1,076

TOTAL ASSETS	$134,295	$(3,464)		$130,831

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$12,672	$(649)		$12,023
Accrued expenses	9,700	(715	)(3)	8,985
Billings in excess of costs and estimated earnings	15,112	—		15,112
Current portion of long-term debt	333	—		333

TOTAL CURRENT LIABILITIES	37,817	(1,364)		36,453
Other liabilities	33	(3)		30

TOTAL LIABILITIES	37,850	(1,367)		36,483

STOCKHOLDERS’ EQUITY
Paid-in capital	90,917	—		90,917
Retained earnings	5,561	(2,097	)(4)	3,464
Treasury stock, at cost	(33)	—		(33)

TOTAL STOCKHOLDERS’ EQUITY	96,445	(2,097)		94,348

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$134,295	$(3,464)		$130,831

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

(1)	Removes the assets and liabilities of VLI as of October 31, 2010.

(2)	Includes the cash proceeds from the sale in the approximate amount of $800,000.

(3)	Includes the reduction of accrued income taxes in the amount of $1,447,000 related to the estimated net income tax benefit of the disposition.

(4)	Represents the net loss on the sale before the effect of any proceeds to be received from the collection of receivables and use of inventories sold to the purchaser.

ARGAN, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)

	Historical		Pro Forma
	Nine Months		Nine Months
	Ended		Ended
	October 31,	Pro Forma	October 31,
	2010	Adjustments(1)	2010

Net revenues
Power industry services	$144,475	$—	$144,475
Nutritional products	7,817	(7,817)	—
Telecommunications infrastructure services	6,308	—	6,308

Net revenues	158,600	(7,817)	150,783

Cost of revenues
Power industry services	122,568	—	122,568
Nutritional products	8,213	(8,213)	—
Telecommunications infrastructure services	5,281	—	5,281

Cost of revenues	136,062	(8,213)	127,849

Gross profit	22,538	396	22,934

Selling, general and administrative expenses	11,285	(2,526)	8,759

Income from operations	11,253	2,922	14,175

Other income	29	—	29

Income before income taxes	11,282	2,922	14,204

Income tax expense	4,423	1,145	5,568

Net income	$6,859	$1,777	$8,636

Earnings per share:
Basic	$0.50		$0.64

Diluted	$0.50		$0.63

Weighted average number of shares outstanding:
Basic	13,591		13,591

Diluted	13,714		13,714

Note to Unaudited Pro Forma Condensed Consolidated Statement of Operations

(1)	Removes the net revenues, costs and expenses of VLI for the nine months ended October 31, 2010.

ARGAN, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)

	Historical		Pro Forma
	Nine Months		Nine Months
	Ended		Ended
	October 31,	Pro Forma	October 31,
	2009	Adjustments(1)	2009
Net revenues
Power industry services	$172,003	$—	$172,003
Nutritional products	10,535	(10,535)	—
Telecommunications infrastructure services	6,694	—	6,694

Net revenues	189,232	(10,535)	178,697

Cost of revenues
Power industry services	153,465	—	153,465
Nutritional products	9,435	(9,435)	—
Telecommunications infrastructure services	5,102	—	5,102

Cost of revenues	168,002	(9,435)	158,567

Gross profit	21,230	(1,100)	20,130

Selling, general and administrative expenses	10,417	(1,851)	8,566

Income from operations	10,813	751	11,564

Other income	1,277	—	1,277

Income before income taxes	12,090	751	12,841

Income tax expense	4,475	278	4,753

Net income	$7,615	$473	$8,088

Earnings per share:
Basic	$0.56		$0.60

Diluted	$0.55		$0.59

Weighted average number of shares outstanding:
Basic	13,506		13,506

Diluted	13,765		13,765

Note to Unaudited Pro Forma Condensed Consolidated Statement of Operations

(1)	Removes the net revenues, costs and expenses of VLI for the nine months ended October 31, 2009.

ARGAN, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)

	Historical		Pro Forma
	Year Ended		Year Ended
	January 31,	Pro Forma	January 31,
	2010	Adjustments(1)	2010
Net revenues
Power industry services	$209,814	$—	$209,814
Nutritional products	13,999	(13,999)	—
Telecommunications infrastructure services	8,517	—	8,517

Net revenues	232,330	(13,999)	218,331

Cost of revenues
Power industry services	188,983	—	188,983
Nutritional products	13,237	(13,237)	—
Telecommunications infrastructure services	6,629	—	6,629

Cost of revenues	208,849	(13,237)	195,612

Gross profit	23,481	(762)	22,719

Selling, general and administrative expenses	14,910	(2,911)	11,999

Income from operations	8,571	2,149	10,720

Equity in the earnings of the unconsolidated subsidiary	1,288	—	1,288
Gain from bargain purchase	877	—	877
Other expense	(76)	—	(76)

Income before income taxes	10,660	2,149	12,809

Income tax expense	3,620	730	4,350

Net income	$7,040	$1,419	$8,459

Earnings per share:
Basic	$0.52		$0.63

Diluted	$0.51		$0.61

Weighted average number of shares outstanding:
Basic	13,525		13,525

Diluted	13,766		13,766

Note to Unaudited Pro Forma Condensed Consolidated Statement of Operations

(1)	Removes the net revenues, costs and expenses of VLI for the year ended January 31, 2010.

ARGAN, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)

	Historical		Pro Forma
	Year Ended		Year Ended
	January 31,	Pro Forma	January 31,
	2009	Adjustments(1)	2009
Net revenues
Power industry services	$202,298	$—	$202,298
Nutritional products	10,075	(10,075)	—
Telecommunications infrastructure services	8,553	—	8,553

Net revenues	220,926	(10,075)	210,851

Cost of revenues
Power industry services	169,046	—	169,046
Nutritional products	11,868	(11,868)	—
Telecommunications infrastructure services	7,127	—	7,127

Cost of revenues	188,041	(11,868)	176,173

Gross profit	32,885	1,793	34,678

Selling, general and administrative expenses	14,858	(3,025)	11,833
Impairment losses	3,134	(2,043)	1,091

Income from operations	14,893	6,861	21,754

Equity in the earnings of the unconsolidated subsidiary	507	—	507
Other income	1,345	—	1,345

Income before income taxes	16,745	6,861	23,606

Income tax expense	6,726	2,756	9,482

Net income	$10,019	$4,105	$14,124

Earnings per share:
Basic	$0.80		$1.13

Diluted	$0.78		$1.11

Weighted average number of shares outstanding:
Basic	12,465		12,465

Diluted	12,779		12,779

Note to Unaudited Pro Forma Condensed Consolidated Statement of Operations

(1)	Removes the net revenues, costs and expenses of VLI for the year ended January 31, 2009.